SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : APRIL 25, 2002

                          COMMISSION FILE NO. 333-48312


                        AMERICAN LEISURE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            NEVADA                                        75-2877111
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



                PARK 80 PLAZA EAST, SADDLEBROOK, NEW JERSEY 07663
              -----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (201) 226-2060
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


                                      N/A
                       ----------------------------------
                            FORMER NAME AND ADDRESS

This report is being filed to provide clarification and correction regarding all prior disclosures concerning changes in the Registrant's auditors, and which changes occurred during the fiscal year ended December 31, 2002. The prior unclear and, in certain respects, incorrect disclosures can be found in the Registrant's Forms 10-QSB, Item 5, Other Information for the six months ended June 30, 2002 and the nine months September 30, 2002 that were filed with the Securities and Exchange Commission (the "Commission") on August 19, 2002 and November 26, 2002, respectively, and the Registrant's Form 8-K filed with the Commission on May 23, 2003.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective April 25, 2002, the client-auditor relationship between American Leisure Holdings, Inc. (the Company") and J.S. Osborn, P.C. ("Osborn") ceased as the former accountant was dismissed. Osborn was not formally notified, however, until May 21, 2003. In addition, due to a misunderstanding, the Company improperly notified Osborn that Osborn had been dismissed effective September 4, 2002, when in fact Osborn had been dismissed effective April 25, 2002, the date the Company engaged a new auditor as its independent principal accountant, discussed below. Osborn audited the Company's financial statements for the period June 13, 2000 (date of inception) to December 31, 2000, and the fiscal year ended December 31, 2001. On April 25, 2002, Charles Smith ("Smith") was engaged as the principal independent accountant for the quarter ended March 31, 2002. The Company's Board of Directors neither recommended nor approved the decision to change accountants from Osborn to Smith. Smith reviewed the Company's interim financial statements for the Company's Form 10-QSB for the interim period ended March 31, 2002. Smith, however, did not perform a review of the interim financial statements for June 30, 2002, as to the best of the Company's knowledge Smith was replaced by Marc Lumer & Company ("Marc") as discussed below.

The Company believes that on August 12, 2002, the Company engaged Marc as the principal independent accountants for the quarters ended June 30, 2002 and September 30, 2002 and for the fiscal year ended December 31, 2002. The
Company's Board of Directors neither recommended nor approved the decision to change accountants from Smith to Marc. Marc reviewed the Company's interim financial statements for the Company's Form 10-QSB for the interim period ended June 30, 2002. Marc's position on these matters is, however, contrary to the Company's position. According to Marc, Marc was never engaged by the Company as the principal independent accountant or as any other type of accountant for any period. Marc believes that Marc was engaged by a third party merely to provide advice to the Company's then existing independent public accountant regarding the reverse merger, discussed below; that Marc reviewed the Company's interim financial statements for the Company's Form 10-QSB for the interim period ended June 30, 2002 in the capacity of a consultant; that the Company agreed to pay Marc's professional fees; and that Marc expressed a disagreement regarding the accounting treatment being given to the reverse merger by the Company's then existing independent public accountant. The Company and Marc are in agreement that Marc did not perform a review of the interim financial statements for September 30, 2002, or audit the fiscal year ended December 31, 2002. The Company, however, believes that Marc was replaced by Malone & Bailey, PLLC ("Malone"), discussed below, as the Company's principal independent accountant.

The Company entered into a reverse merger with four companies effective June 14, 2002. On May 9, 2002, in connection with the reverse merger, three of the four companies engaged Byrd & Gantt, CPA's, P.A. ("Byrd") for the limited purpose of auditing the financial statements for these three companies that were part of the reverse merger and not for auditing or reviewing the Company's financial statements. Spiro Tett & Co, Registered Auditor ("Spiro") had been retained as the fourth company's auditors since 1983 and they performed the audit for the fourth company that was part of the reverse merger and not for auditing or reviewing the Company's financial statements. The Company never engaged Byrd and never enagaged Spiro as its principal independent accountants, however, the Company is providing disclosure regarding Byrd and Spiro as if it had engaged each of them as its principal independent accountant. The reports of Byrd and Spiro in connection with the reverse merger transactions are the only reports filed by the Company prepared by such firms.

In addition to the financial statements that were audited by Byrd and Spiro and filed with the Form 8-K/A, the Company also provided unaudited financial statements of the four companies that were part of the reverse merger for the six months ended June 30, 2002, and unaudited proforma combined financial statements of the Company giving effect in such proforma financial statements to the reverse merger that occurred on June 14, 2002.

On November 22, 2002, the Company obtained the services of Malone & Bailey, PLLC ("Malone"), to serve as the Company's principal independent public accountant for the fiscal year ended December 31, 2002. Malone reviewed the Company's financial statements in the Company's Form 10-QSB for the interim period ended
September 30, 2002. While preparing its Form 10-KSB for the fiscal year ended December 31, 2002, the Company realized that through inadvertent oversight, the Company had not formally notified Osborn of Osborn's dismissal. In connection with filing this Report, the Company also realized that Charles Smith had conducted the review of the Company's financial statements for the three months ended March 31, 2002 and that Osborn had not conducted such review. The Company has notified Osborn that Osborn's dismissal was effective April 25, 2002, to correct a prior improper notification to Osborn that Osborn's dismissal was effective on September 4, 2002. The decision to change accountants to Malone was approved by the Company's Board of Directors. It has recently come to the Company's attention that it also did not formally notify Marc of Marc's dismissal. The Company's failure to notify Marc was also due to inadvertent oversight. In connection with filing this Report, the Company notified Marc that Marc's dismissal was effective September 4, 2002. As discussed above, Marc does not believe that he was ever engaged by the Company as the Company's independent public accountant.

Osborn's report on the financial statements of the Company for the fiscal years ended December 31, 2000 and December 31, 2001, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

Byrd and Spiro issued audit reports on four subsidiaries that the Company acquired in the reverse merger. Byrd's and Spiro's reports on the financial statements of these subsidiaries for the fiscal years ended December 31, 2000 and December 31, 2001, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Both Byrd and Spiro are still retained to audit the accounts of the four companies.

In connection with the audit of the Company's fiscal years ended December 31, 2000 and 2001, there were no disagreements with Osborn on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Osborn would have caused Osborn to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended December 31, 2000 and 2001, and any later interim period, including the interim period up to and including the date the relationship with Osborn ceased.

During the interim period beginning April 25, 2002 (date of engagement) up to and including the date the relationship with Smith ceased (May 11, 2002, according to Smith), there were no disagreements with Smith on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Smith would have caused Smith, if Smith had issued a report on the Company's financial statements, to make reference to the subject matter of the disagreement(s) in connection with such report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the interim period up to and including the date the relationship with Smith ceased.

During the interim period beginning August 12, 2002 (the date that the Company believes was the date of engagement) up to and including the date that the Company believes the relationship with Marc ceased (November 22, 2002), there were no disagreements with Marc on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marc would have caused Marc, if Marc had issued a report on the Company's financial statements, to make reference to the subject matter of the disagreement(s) in connection with such report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the interim period up to and including the date that the Company believes the relationship with Marc ceased. There was however a disagreement with Marc regarding the accounting treatment being given to the reverse merger by the Company's then existing independent public accountant. As discussed above, Marc does not believe that he was ever engaged by the Company as the Company's independent public accountant.

The Company did not previously consult with Smith regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements or the subsidiaries' financial statements, as the case may be; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Osborn as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended December 31, 2000 and December 31, 2001, and any later interim period, including the interim period up to and including the date the relationship with Osborn ceased. Neither did the Company receive any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

The Company did not previously consult with Marc, Byrd or Spiro regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements or the subsidiaries' financial statements, as the case may be; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Smith as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended December 31, 2000 and December 31, 2001, and any later interim period, including the interim period up to and including the date the relationship with Osborn ceased, and the interim period up to and including the date the relationship with Smith ceased. Marc, however, believes that Marc was engaged by a third-party to advise the Company's then existing independent public accountant regarding the application of accounting principals to the reverse merger transcation; and that Marc disagreed with such independent public accountant on such matter. As discussed above, Marc does not believe that he was ever engaged by the Company as the Company's independent public accountant. Neither did the Company receive any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

The Company has authorized Smith and Osborn to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has authorized Marc to respond fully to any inquiries of any new auditors hired by the Company relating to work that Marc performed regarding the Company. The Company and Marc disagree as to the nature of the work. The Company has authorized Byrd and Spiro to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement. The Company has requested that Smith, Osborn, Marc, Byrd and Spiro each review the disclosure in this Report and Smith, Osborn, Marc, Byrd and Spiro each have been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which each does not agree with the statements made by the Company herein. Such letters that have been received are filed as exhibits to this Report.

The Company did not previously consult with Malone regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Osborn, Marc, Byrd or Spiro as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended December 31, 2000 and December 31, 2001, and any later interim period, including the interim period up to and including the date the relationship with Osborn ceased, the interim period up to and including the date the relationship with Smith ceased, and the interim period up to and including the date the relationship with Marc ceased. As discussed above, Marc does not believe that he was ever engaged by the Company as the Company's independent public accountant. Neither did the Company receive any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

Malone has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to
Item  304(a).  Malone  did  not  furnish  a  letter  to  the  Commission.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)     Exhibits:

       16.1*     Letter  from  J.S.  Osborn,  P.C.
       16.2**    Second  Letter  from  J.S.  Osborn,  P.C.
       16.3**    Letter  from  Charles  Smith
       16.4**    Letter  from  Marc  Lumer  &  Company
       16.5**    Letter  from  Byrd  &  Gantt,  CPA's,  P.A.

     * Filed as Exhibit 16.1 to the Form 8-K filed on May 23, 2003. ** Filed herein.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AMERICAN  LEISURE  HOLDINGS,  INC.

August  17,  2004

/s/  Malcolm  J.  Wright
------------------------
Malcolm  J.  Wright
Chief  Executive  Officer

Exhibit  16.2


August  17,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K/A of American Leisure Holdings, Inc. dated August 17, 2004, relating to J.S. Osborn, P.C.

/s/  J.S.  Osborn,  P.C.
------------------------
J.S.  Osborn,  P.C.

Exhibit  16.3


August  17,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of American Leisure Holdings, Inc. dated August 17, 2004, relating to Charles Smith.

/s/Charles  Smith
-----------------
Charles  Smith

Exhibit  16.4


August  17,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have read and agree with the statements relating to the beliefs and contentions of Marc Lumer & Company, CPAs made under Item 4 of Form 8-K of American Leisure Holdings, Inc. dated August 17, 2004.

/s/Marc  Lumer  &  Company
--------------------------
Marc  Lumer  &  Company, CPAs

San Francisco, California

Exhibit  16.5


August  17,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of American Leisure Holdings, Inc. dated August 17, 2004, relating to Byrd & Gantt, CPA's, P.A.

/s/Byrd  &  Gantt,  CPA's,  P.A.
--------------------------------
Byrd  &  Gantt,  CPA's,  P.A.